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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2000
                          -----------------------------

                                Open Market, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-28436                                          04-3214536
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


One Wayside Road, Burlington, Massachusetts                            01803
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 (Address of principal executive offices)                            (Zip Code)


                                 (781) 359-3000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Certain Factors That May Affect Future Results" in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000. These include risks and uncertainties relating to: the Company's history of operating losses, continued development and growth of the Internet, difficulty in predicting quarterly results, lengthy sales cycles for its products, development and maintenance of relationships with systems integrators, possible changes in


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government regulations, security issues, competitive pressures, attracting and retaining key employees, management of planned growth, risks associated with international operations, our ability to effectively restructure our operations, product development and rapid technological change, dependence on intellectual property rights, litigation, and the Company's ability to integrate FutureTense.

Open Market, Marketing Studio, Catalog Centre, Content Centre, Syndication Centre, Content Server, Transact, IPS, ShopSite, and FutureTense are trademarks or registered trademarks of Open Market, Inc. in the United States and other countries. All other names are used for identification purposes only and may be trademarks of their respective owners. Sun, Sun Microsystems, the Sun Logo, Java and J2EE are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and other countries.


Item 5. Other Events

On December 4, 2000, Open Market, Inc. (the "Company") announced that Harland K. LaVigne, has been named Chairman of the Board of Directors, President and CEO, effective immediately.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired:  Not Applicable
(b)      Pro Forma Financial Information:  Not Applicable
(c)      Exhibits:

         Exhibit No.        Description
         -----------        -----------
             99             Press Release dated December 4, 2000


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 4, 2000                 OPEN MARKET, INC.



                                       By:  /s/ Edward Durkin
                                           ----------------------------
                                           Edward Durkin
                                           Chief Financial Officer


                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Exhibit
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99                         Press Release dated December 4, 2000